UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 31, 2005

                          CanWest Petroleum Corporation
             (Exact name of registrant as specified in its charter)


           Colorado                  0-27659                     None
           --------                  -------                     ----
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


    206 - 475 Howe Street, Vancouver, British Columbia, Canada     V6C 2B3
    -----------------------------------------------------------    -------
               (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (604) 685-8355
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      On May 31, 2005 Oilsands Quest, Inc., a subsidiary of the Registrant formed under the laws of Alberta Canada, received financing in the amount of Cdn $4,055,599. The financing was raised through CIBC World Markets, Inc. as placement agent for Oilsands Quest, Inc.. The Registrant's remaining interest in Oilsands Quest, Inc. after the financing is 55.4%.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CanWest Petroleum Corporation,
                                                      (Registrant)

Date: June 3, 2005                            /s/ Thornton J. Donaldson
                                              ---------------------------
                                              Name: Thornton J. Donaldson
                                              Title: President






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